UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 27, 2016

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2016, Earthstone Energy, Inc. (the “Company”) entered into a Third Amendment to Credit Agreement (the “Third Amendment”), amending the Credit Agreement dated as of December 19, 2014 and as amended on December 1, 2015 and May 18, 2016 (the “Credit Agreement”) among the Company, BOKF, NA dba Bank of Texas, a national banking association, as Administrative Agent, Wells Fargo Bank, National Association, and the lenders and guarantors party thereto.

The Third Amendment modifies the Credit Agreement by waiving any default or event of default under the Credit Agreement resulting from the Company executing a promissory note to an unaffiliated party with a principal amount not to exceed $5,059,146. The Third Amendment also extends the amount of time the Company has to enter into certain hedging arrangements pursuant to the Second Amendment to Credit Agreement dated May 18, 2016.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 27, 2016, the Board of Directors (the “Board”) of the Company adopted effective as of April 1, 2016, the following compensation program for two of the non-employee members of the Board, Jay F. Joliat and Zachary G. Urban: (i) an annual cash retainer of approximately $40,000 and (ii) an annual equity grant with a fair market value of approximately $50,000 at the time of grant. In addition, the audit committee chair will be entitled to receive an additional $8,000 cash payment annually. Directors who are employees of the Company receive no additional compensation for serving on the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1

Third Amendment to Credit Agreement dated July 27, 2016, by and among Earthstone Energy, Inc., BOKF, NA dba Bank of Texas, as Administrative Agent, Wells Fargo Bank, National Association, and the guarantors and lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: August 2, 2016	By:	/s/ G. Bret Wonson
G. Bret Wonson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amendment to Credit Agreement dated July 27, 2016, by and among Earthstone Energy, Inc., BOKF, NA dba Bank of Texas, as Administrative Agent, Wells Fargo Bank, National Association, and the guarantors and lenders party thereto.